Exhibit 10.20

THOR LUXEMBOURG S.À.R.L.

Velti plc (the “Ultimate Parent”)

22 Grenville Street

St Helier

Jersey

JE4 8PX

Velti plc (the “Parent”)

2 Paris Gardens

London

SE1 8ND

Velti dR Limited

2 Paris Gardens

London

SE1 8ND

Velti M-Telecom Limited

2 Paris Gardens

London

SE1 8ND

Velti SA

c/o 2 Paris Gardens

London

SE1 8ND

Velti Platforms and Services Limited

Theuistokli Devri 5

Eleinion Building

2nd Floor

PC 1066

Nicosia

Cyprus

Velti US Holdings Inc.

c/o 2 Paris Gardens

London

SE1 8ND

Velti USA, Inc.

150 California Street

San Francisco, California 94111

June 30, 2010

Dear Sirs

Facilities agreement originally dated 26 June 2009 between, inter alios, the Parent and Thor Luxembourg S.à.r.l (the “Lender”) as amended by an Amendment and Restatement Agreement dated 14 October 2009, a Consent and Extension letter dated 14 December 2009 (the “Extension”), and as the same may be amended and/or varied from time to time (the “Facilities Agreement”)

We refer to the Facilities Agreement.  Except as may otherwise be set forth herein, words and expressions used in this letter shall bear the meanings assigned to them in the Facilities Agreement.

1.             Upon the occurrence of the Effective Date, the Facilities Agreement will be amended as follows:

(a)           the definition of “Availability Period” in Clause 1.1 (Definitions) shall be amended by the insertion of the following as a new sub-clause (c) (and, for the avoidance of doubt, the definition shall be adjusted to include such new sub-clause):

“(c)         in relation to the Term Facility B, the period from 30 June 2010 to and including 31 October 2010 as it relates to the principal amount of $4 million under the Term Facility B and as it relates to the principal amount of $1 million under the Term Facility B, to December 31, 2010, or such later date as may be agreed to by the Lender.”

(b)           the definition of “Commitment” in Clause 1.1 (Definitions) shall be deleted and shall be replaced with the following:

“Commitment” means a Term Facility, Commitment, a Term Facility A, Commitment, a Term Facility B, Commitment or the Revolving Facility Commitment.”

(c)           the definition of “Facility” in Clause 1.1 (Definitions) shall be deleted and shall be replaced with the following:

“Facility” means the Term Facility, the Term Facility A, the Term Facility B or the Revolving Facility.”

(d)           the definition of “Margin” in Clause 1.1 (Definitions) shall be amended by the insertion of the following as a new sub-clause (f) (and, for the avoidance of doubt, the definition shall be adjusted to include such new sub-clause):

“(f)          in relation to any Term Facility B Loan for each Interest Period 10% per annum.”

(e)           the definition of “Term Loan” in Clause 1.1 (Definitions) shall be deleted and shall be replaced with the following:

“Term Loan” means a Term Facility Loan and/ or a Term Facility A Loan and/or a Term Facility B Loan made or to be made under the Term Facility and the Term Facility A and the Term Facility B respectively or the principal amounts outstanding for the time being of those loans.”

(f)            the following shall be inserted as a new definition of “Term Facility B” in Clause 1.1 (Definitions): “Term Facility B” means the term loan facility made available under this Agreement as described in paragraph (a)(iv) of Clause 2.1 (The Facilities).”

(g)           the following shall be inserted as a new definition of “Term Facility B Loan” in Clause 1.1 (Definitions):

“Term Facility B Loan” means a Loan made or to be made under Term Facility B or the principal amount outstanding for the time being of that Loan.”

(h)           the following shall be inserted as a new definition of “Term Facility B Repayment Date” in Clause 1.1 (Definitions):

“Term Facility B Repayment Date” means the Termination Date in respect of the Term Facility B”

(i)            the definition of “Termination Date” in Clause 1.1 (Definitions) shall be amended by the insertion of the following as a new sub-clause (d) (and, for the avoidance of doubt, the definition shall be adjusted to include such new sub-clause):

“(d)         in relation to the Term Facility B, as to the principal amount of $4 million, 31 October 2010, and as to the principal amount of $1 million, 31 December 2010.”

(j)            the definition of “Total Commitments” in Clause 1.1 (Definitions) shall be deleted and shall be replaced with the following:

“Total Commitments” means the aggregate of the Total Term Facility Commitments, the Term Facility A Commitments, the Term Facility B Commitments and the Total Revolving Facility Commitments.”

(k)           the following shall be inserted as a new definition of “Total Term Facility B Commitments” in Clause 1.1 (Definitions):

“Total Term Facility B Commitments” means $5,000,000 (or such greater amount as may be agreed to by the Lender and the Parent or, once it has become an Additional Borrower, the Ultimate Parent from time to time) to the extent not cancelled or reduced under this Agreement.”

(l)            the following shall be inserted as a new Clause 2.1(a)(iv) (and, for the avoidance of doubt, Clause 2.1(a) shall be adjusted to include such new Clause):

“(iii)        a Base Currency term loan facility in an aggregate amount equal to the Term Facility B Commitments .”

(m)          Clause 2.1(b) shall be deleted and replaced with the following:

“(b)         The Term Facility will be available to the Parent, the Term Facility A and the Term Facility B will be available to the Ultimate Parent and the Revolving Facility will be available to Velti SA from and including the date it becomes an Additional Borrower.”

(n)           The following shall be inserted as a new Clause 3.1(c):

“(c)         The Ultimate Parent shall apply all amounts borrowed by it under the Term Facility B towards:

the general corporate and working capital purposes of the Group and for any other purposes not prohibited by the terms of this Agreement.”

(o)           New Clause 5.1(c) shall be amended and restated in its entirety as follows:

“(c)         The Parent or the Ultimate Parent (subject to the conditions set out in Clause 2.1(b)) may utilise the Term Facility A or the Term Facility B by delivery to the Lender of a duly completed Utilisation Request.”

(p)           Clause 5.2(a)(ii) shall be deleted and replaced with the following:

“(ii)         the proposed Utilisation Date is, in the case of the Term Facility Loan, a Business Day within the Availability Period applicable to the Term Facility or, in the case of the Term Facility A Loan, a Business Day within the Availability Period applicable to the Term Facility A or, or, in the case of the Term Facility B Loan, a Business Day within the Availability Period applicable to the Term Facility B, or, in the case of a Revolving Facility Loan, the last Business Day or a Month within the Availability Period applicable to the Revolving Facility;”

(q)           The following shall be inserted as a new Clause 5.3(b)(iv) (and, for the avoidance of doubt, Clause 5.3(b) shall be adjusted to include such new Clause):

“(iv)        an amount equal to $1,000,000 for the Term Facility B (or such amount as may be agreed between the Parent or Ultimate Parent and the Lender.”

(r)            The following shall be inserted as a new Clause 5.6(d):

“(c)         The Term Facility B Commitments which, at that time, are unutilised shall be immediately cancelled at the end of the Availability Period for the Term Facility B.”

(s)           The following shall be inserted as a new Clause 6.1(c) to (and, for the avoidance of doubt, Clause 6.1 shall be adjusted to include such new Clause):

“6.1         Repayment of Term Loans

(a)           The Relevant Parent shall repay the Term Facility Loan and the Term Facility A Loan in full on their respective Termination Dates.

(b)           Neither the Parent nor, for the avoidance of doubt, the Ultimate Parent may reborrow any part of the Term Facility or the Term Facility A which is repaid.

(c)           The Relevant Parent shall repay the Term Facility B Loan as to $4 million on 31 October 2010 and as to $1 million on 31 December 2010.”

(t)            Clause 6.3 shall be deleted and replaced with the following:

“6.3         Effect of cancellation and prepayment on repayments

(a)           If the Relevant Parent cancels the whole or any part of the Term Facility Commitment or the Term Facility A Commitment or the Term Facility B Commitment or the Revolving Facility Commitment in accordance with Clause 7.2 (Voluntary cancellation) or if the Term Facility Commitment or the Revolving Facility Commitment is cancelled under clause 7.1 (Illegality) then:

(i)            in the case of the Term Facility Commitment or the Term Facility A Commitment or the Term Facility B Commitment, the amount of the respective Loan to be repaid on its respective Termination Date will reduce by the amount cancelled;

(ii)           in the case of the Revolving Facility Commitment, the amount of the Revolving Facility Loan to be repaid on the last day of its Interest Period will reduce by the amount cancelled.

(b)           If a Term Loan or a Revolving Facility Loan is prepaid in accordance with Clause 7.3 (Voluntary prepayment of Term Loans), Clause 7.4 (Voluntary prepayment of Revolving Facility Utilisations) or Clause 8.2 (Disposal and Insurance Proceeds) then:

(i)            in the case of the Term Facility or the Term Facility A or the Term Facility B, the amount of the relevant Loan to be repaid on the respective Termination Date will reduce by the amount prepaid;

(ii)           in the case of the Revolving Facility Commitment, the amount of the Revolving Facility Loan to be repaid on the last day of its Interest Period shall reduce by the amount prepaid.”

(u)           Clause 7.1 shall be amended by inserting the words “, Term Facility B” after the words “Term Facility A” where they appear in sub-clause (a).

(v)           Clause 7.2 shall be amended by inserting the words “or the Term Facility B” after the words “Term Facility A” where they appear in sub-clause (a).

(w)          Clause 9.8(a) shall be amended by inserting the words “(other than the Term Facility A or the Term Facility B)” after the words “the Facilities” in the first line of such Clause;

(x)            Clause 11.1(a) shall be amended by inserting the words “, the Term Facility B Loan” after the words “Term Facility A Loan” where they appear in such Clause;

(y)           paragraph 2(c) of Schedule 3 shall be amended by inserting the words “Term Facility B” after the words “Term Facility A” where they appear in such paragraph; and

(z)            the seventh paragraph of Section (A) of Schedule 11 shall be amended by inserting the words “or the Term Facility B” after the words “Term Facility A” where they appear in such paragraph.

2.             For the purposes of this letter, the Effective Date means the date of this Letter subject to delivery of the documents described in 3 below.

3.             The Ultimate Parent shall procure that the documents and evidence set out in the Schedule to this letter are delivered to the Lender in form and substance satisfactory to the Lender prior to the Effective Date.

4.             For the avoidance of any doubt, the Term Facility B will be cancelled and all outstanding Utilisations, together with accrued interest and all other amounts accrued under the Finance Documents shall become immediately due and payable upon the shares in the Parent or the Ultimate Parent becoming listed on a public stock exchange or equivalent exchange (other than the alternative investment market of the London Stock Exchange).

5.             On the Effective Date each Obligor:

(a)           confirms its acceptance of this letter;

(b)           agrees that it is bound as an Obligor by the terms of the Facilities Agreement as amended by this letter; and

(c)           confirms that its guarantee:

(i)            subject to the Legal Reservations, continues in full force and effect on the terms of Facilities Agreement as amended by this letter; and

(ii)           extends to the obligations of the Obligors under the Finance Documents as amended by or pursuant to this letter,

in each case, subject to any limitations set out in clause 16 of the Facilities Agreement.

6.             On the Effective Date, each Obligor confirms that:

(a)           any Transaction Security extends to the obligations of the Obligors under the Finance Documents (including the Facilities Agreement as amended by this letter) subject to any limitations set out in the Transaction Security Documents;

(b)           the obligations of the Obligors arising under the Facilities Agreement as amended by this letter are included as secured liabilities (or such other similar term as is used in the relevant Transaction Security Documents) in the Transaction Security Documents, subject to any limitations set out in the Transaction Security Documents;

(c)           subject to the Legal Reservations, the Transaction Security continues in full force and effect on the terms of the respective Transaction Security Documents.

7.             Each Borrower and the Lender designate this letter as a Finance Document.

8.             Except as otherwise provided by this letter, the Finance Documents shall remain in full force and effect unamended.

9.             The provisions of the Facilities Agreement set out in Clause 26 (Notices), Clause 28 (Partial Invalidity), Clause 29 (Remedies and Waivers), Clause 32 (Counterparts) and Clause 35.1 (Jurisdiction of English courts) shall apply additionally to this letter as if set out in full in this letter and as if references to the Facilities Agreement were to this letter.

10.           This letter is supplemental to the Facilities Agreement.

11.           This letter and any non-contractual obligations arising out of or in connection with it shall be governed by and construed in accordance with English law.

Please countersign and return to us the enclosed copy of this letter to acknowledge your agreement and acceptance of its terms.

Yours faithfully

/s/ MATT SPETZLER

for and on behalf of
Thor Luxembourg S.à.r.l.
in its capacity as Lender

We agree to and accept the above

The Ultimate Parent

/s/ ALEX MOUKAS

For and on behalf of
Velti plc

The Parent

/s/ ALEX MOUKAS

For and on behalf of
Velti plc

The Original Borrower

/s/ ALEX MOUKAS

For and on behalf of
Velti plc

The Original Guarantors

/s/ ALEX MOUKAS

For and on behalf of
Velti plc

/s/ ALEX MOUKAS

For and on behalf of
Velti dR Limited

/s/ ALEX MOUKAS

For and on behalf of
Velti M-Telecom Limited

/s/ ALEX MOUKAS

For and on behalf of
Velti Platforms and Services Limited

/s/ ALEX MOUKAS

For and on behalf of
Velti US Holdings Inc.

/s/ ALEX MOUKAS

For and on behalf of
Velti USA, Inc. (formerly Ad Infuse, Inc.)

/s/ ALEX MOUKAS

For and on behalf of
Velti S.A.